UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Michael W. Stockton

The Growth Fund of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Our investment
decisions are based
on fundamental
research.

Special feature page 6

The Growth Fund of America® Annual report for the year ended August 31, 2015

The Growth Fund of America invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–5.33%	11.24%	6.27%

For other share class results, visit americanfunds.com.

The total annual fund operating expense ratio is 0.65% for Class A shares as of the prospectus dated November 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature
6	Research and analysis are at the forefront of our investment process.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

Concerns over the Chinese economy, declining oil prices and speculation regarding the Federal Reserve’s policy on interest rates led to a market decline in the final month of The Growth Fund of America’s fiscal year, but the fund nevertheless posted a positive return for the 12-month period ended August 31, 2015.

For the fiscal year, The Growth Fund of America (GFA) posted a total return of 2.12%, with all distributions reinvested, while the fund’s primary benchmark, the unmanaged Standard & Poor’s 500 Composite Index, returned 0.48%. As you can see below, the fund’s return was greater than three of the four Lipper peer groups we use to measure GFA’s success.

You may also note that the fund has seen greater returns than all its benchmark measures over the life of the fund — data that reflects well on our goal to create superior long-term results on behalf of our shareholders.

Investment results analysis

Despite the market downturn late in the fiscal year, eight of the fund’s top 10 holdings posted positive returns for the period, including top holding Amazon, which gained 51.3% during the fiscal year, and sixth-largest holding Avago Technologies, which gained 53.5%. Decliners among the top 10 included Microsoft (down 4.2%) and Gilead Sciences (down 2.3%).

Results at a glance

Total returns for periods ended August 31, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Growth Fund of America (Class A shares)	2.12%	15.38%	7.40%	13.54%
Standard & Poor’s 500 Composite Index[2]	0.48	15.86	7.15	10.81
Lipper Large-Cap Growth Funds Index	3.77	16.10	7.20	—[3]
Lipper Growth Funds Index	0.99	15.56	6.67	9.81
Lipper Large-Cap Core Funds Index	–1.20	14.35	6.44	—[3]
Lipper Capital Appreciation Funds Index	0.00	14.11	7.43	10.80

[1]	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
[2]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	This Lipper index was not in existence when CRMC began managing the fund.

The Growth Fund of America	1

Overall, the fund’s holdings in the energy sector, while smaller than those in the S&P 500, nonetheless detracted from returns during the period, as did holdings in utilities and materials. The fund’s holdings in the consumer discretionary, information technology and health care sectors all helped returns on an absolute and relative basis.

Roughly 11% of the fund’s holdings were in equities domiciled outside the U.S. Of these, Japanese stocks saw strong returns for the period, while equities from Canada, the U.K. and emerging markets detracted from results. We continue to believe in the value of investing overseas, and in utilizing our extraordinary global research team. Not only can we help the fund’s returns when we find attractive opportunities, but for truly global firms, whether or not they are based in the U.S. becomes less important. This concept is further illustrated by the graphics on the opposite page, entitled The New Geography of Investing.

GFA also held approximately 8.5% of its assets in cash and other short-term securities as of August 31, up from 7.5% a year ago. The fund’s cash holdings negatively impact the comparison of the fund’s returns to those of the S&P 500 during up markets but help during downdrafts, and the portfolio managers believe having some cash is very helpful when taking advantage of investment opportunities during periods of market volatility.

The road ahead

Despite the market’s recent downturn, we believe the U.S. economy remains on sound footing, and further believe that concerns about China and energy prices will not adversely impact U.S. economic growth in the medium term. In fact, commentators seem to have forgotten that lower oil and gasoline prices should help fuel an uptick in consumer spending over the coming months.

Lingering concerns about growth in Europe, along with geopolitical instability in the Middle East, may impact stocks in the short term if there is a surprise — but may also make U.S. securities more attractive to global investors. We believe the ongoing nature of these difficulties has led investors to factor them into their expectations for the markets going forward.

The economic situation in China remains a concern, inasmuch as there is less reliable data on the workings of the Chinese economy, and government economic projections have proved to be overly optimistic. Should the situation worsen — or prove to be worse than currently reported — that may further undermine global equity markets.

The Federal Reserve’s decision on September 17 to leave interest rates unchanged does little to improve or exacerbate these concerns. We believe it remains likely the Fed will raise rates at some point over the next six months, barring any further change in economic or market conditions.

We note that valuations on many U.S. equities have come down due to the correction, and we believe that creates more, not fewer, investment opportunities that could make sense for the fund. Evaluating their suitability and their potential for long-term growth falls to our team of investment analysts,

It is with deep sadness that we note the passing of Jim Rothenberg, who served as chairman of the board of The Capital Group Companies, parent company of the investment adviser to the American Funds. Jim also served as vice chairman of the board of The Growth Fund of America and served as a portfolio manager on behalf of the fund for much of his career. Jim was an admired colleague, insightful investor and forceful advocate for our funds’ shareholders. We will greatly miss his leadership, which was marked by a deep sense of fairness and a staunch commitment to our firm and those it serves.

2	The Growth Fund of America

who travel the globe and dive deep into the inner workings of companies. For more about their research, which is the very foundation of our investment process, please see the special feature beginning on page 6.

We thank you for your continued support of The Growth Fund of America, and look forward to reporting to you again in six months.

Cordially,

Donald D. O’Neal
Vice Chairman of the Board

Michael Kerr
President

October 9, 2015

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

While just over 10% of The Growth Fund of America’s portfolio is invested in companies domiciled overseas, far more of the fund’s holdings do business on a global basis. The charts below show where the fund’s equities are domiciled, and how much of those companies’ revenues are derived from other countries.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	89%	100%
■	Canada	1	—
■	Europe	6	—
■	Japan	2	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	2	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	61%	62%
■	Canada	2	2
■	Europe	13	13
■	Japan	3	3
■	Asia-Pacific ex. Japan	1	1
■	Emerging markets	20	19
	Total	100%	100%

Source: Capital Group (as of August 31, 2015).

The Growth Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.
[4]	Includes reinvested dividends of $127,533 and reinvested capital gain distributions of $741,964.
[5]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	Results of the Lipper Growth Funds Index do not reflect any sales charges.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2015)*

	1 year	5 years	10 years
Class A shares	-3.74%	14.02%	6.77%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$1,000,000
400,000
100,000
40,000
10,000
7,000

Year ended August 31	1974[3]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
TOTAL VALUE (dollars in thousands)															
Dividends reinvested	–	$ .4	.3	–	.3	–	.3	.5	1.7	2.3	1.6	1.2	1.0	1.4	1.5
Value at year-end	$7.9	9.8	11.2	12.4	20.1	23.6	31.5	35.4	38.6	56.4	56.8	64.5	83.0	109.7	98.0
Total return	**(21.3)%**	**24.4**	**14.0**	**10.9**	**62.7**	**17.2**	**33.5**	**12.3**	**9.1**	**46.1**	**0.8**	**13.5**	**28.6**	**32.3**	**(10.7)**

4	The Growth Fund of America

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, The Growth Fund of America has done demonstrably better than its relevant benchmark.

The Growth Fund of America	5

Research and analysis
are at the forefront of our
investment process.

Whether visiting factories in China or crunching the
numbers in the office, The Growth Fund of America’s
investment analysts are constantly working to bring
new investment ideas to the fund — and stress-test
the investments already made.

6	The Growth Fund of America

“You have to be a digger — someone who goes out and looks under the rocks and has fun doing it and comes back with unique insights. Don’t be satisfied with what you’re told. Go out and learn more.”

Barry Crosthwaite

Portfolio Manager

“Clear, concise thinking is a serious weapon in the battle of investing. It lets you separate what’s signal and what’s noise so you can find the signal — those bits of information that will really get to the heart of your investment thesis.”

Don O’Neal

Portfolio Manager

At American Funds, analysts are encouraged to get out of the office and conduct in-person research in pursuit of investment opportunities. In 2003, Barry Crosthwaite took it further than that, donning a Kevlar jacket and helmet to tour newly liberated Iraq in armored SUVs.

An oil services analyst at the time, Barry visited Iraq to find out more about rebuilding the country’s oil production infrastructure and determine the potential impact on global oil supplies. While touring the country, he found himself thinking about all the employees of Halliburton he saw; the company was a key part of the Army’s Logistics Civil Augmentation Program, which provided non-combat services to U.S. forces there.

“Halliburton was under a lot of pressure at the time and there were a lot of negative perceptions about the company,” says Barry, now a portfolio manager for The Growth Fund of America. “Yet when I was there, I saw they had such a great reputation on the ground in Iraq, from generals all the way down to servicemen. They were doing a good job there, and that prompted me to revisit those negative perceptions.”

Unconventional insights like these are the hallmark of The Growth Fund of America’s investment process. Each day, dozens of investment analysts around the world are going beyond the balance sheets to unearth new understandings of the companies they research. They meet not only with CEOs, but mid-level managers. They talk to rival companies, visit factories and trade shows, and scour through reams of data to find new potential investments for the fund — and double-check the stocks in which the fund already invests.

“Our fundamental research is at the core of everything we do,” says portfolio manager Don O’Neal. “We depend on our investment analysts to bring us their very best thinking on the companies they cover, and to do that, we give them the freedom to go anywhere and do whatever it takes to bring us their highest-conviction ideas.”

The Growth Fund of America	7

“Respect is such an important thing here. When I disagree with a portfolio manager, we have all kinds of dialogue about that — and because it’s respectful, I listen hard and think about it and it makes me better. Respect the differences and learn from them.”

Darren Peers

Investment Analyst

“Be brave and bold in your thinking. Really interesting insights are almost never understood at first. It can be lonely out there when the market says one thing and all your research is pointing to something else. But stick with it, because when people are skeptical, that’s when I really believe something’s there.”

Anne-Marie Peterson

Investment Analyst

More than numbers

By necessity, stock research involves numbers — lots of numbers. Revenues, expenses, debt, amortization, taxes, earnings, growth projections … the list goes on. And the investment analysts working on behalf of GFA’s shareholders drill down deep into the numbers every single day in their pursuit of investments for the fund.

But numbers only tell part of the story. The other part, even more substantial, involves getting out of the office.

“There’s a lot of data available to me in my industry,” says energy analyst Darren Peers. “But I also spend a lot of time going to visit companies — their headquarters, their operations, anything they’ll let me see.”

Many analysts across the asset management industry will regularly visit company executives, and these meetings are important to get the official perspective on a company. The fact that many of the fund’s analysts have spent years in the role, however, can make those meetings far more useful.

“Over time, you’re able to get a read on the individuals involved. You get to know them and really come to understand when they’re excited and when they’re concerned,” says portfolio manager Larry Solomon; like most portfolio managers, he began his career as an analyst. “Those relationships are critical. You’re able to have frank conversations and get more out of them.”

And then there’s field work. Retail analyst Anne-Marie Peterson frequently visits malls and outlets to see how the corporate line is reflected in day-to-day operations. Pharmaceutical analyst Jay Markowitz, who’s also a medical doctor, can find himself talking with scientists in the labs developing new drugs. Darren has visited refineries and oil fields around the world.

“We have a lot of doors open to us, because the companies recognize we represent a large number of

8	The Growth Fund of America

shareholders,” says technology analyst Brad Barrett. “So we go and kick the tires, take every opportunity to test our theses. There’s no single prescribed way to do research here. It’s up to us as analysts to take those extra steps to figure out what’s really going on, and ask the questions other people just didn’t think to ask.”

“That freedom allows our analysts to look at things from a different angle,” says portfolio manager Alan Wilson. “When you find coins in your sofa, you don’t find them on top of the cushion. They’re in the cracks. That’s what our analysts do. It’s all publicly available information, but our analysts are able to find the cracks in the coverage that other people have missed so they can get a better picture of what’s going on.”

Analysts as investors

Research is never done — even when the fund’s portfolio managers decide to invest, analysts continue to look at those companies to ensure the investment has the potential to remain beneficial to shareholders. That’s particularly important because, in all likelihood, the analysts themselves are investors in the company.

The Capital SystemSM allows each individual portfolio manager to invest his or her portion of the fund according to conviction. Likewise, a separate portion, called the research portfolio, is allotted to the fund’s analysts. Each analyst receives money to invest in order to put their highest conviction ideas to work in the marketplace.

As you can imagine, this brings an added dimension to the analysts’ recommendations.

“When you’re investing right alongside the portfolio managers, that’s money entrusted to us by our clients,” Jay says. “It drives you to be complete in your research and hone your thinking.”

For the portfolio managers, the analysts’ investments can provide additional insight into the recommendation.

“It’s important to understand the long-term nature of what we do. Not just in investing itself, but in research. We’re constantly developing our expertise, our relationships. We’re constantly learning and evolving, just as our industries evolve.”

Brad Barrett

Investment Analyst

“You need a very strong compass in terms of understanding what your own personal biases are as an investor. Biases are useful shortcuts, certainly, but you have to understand that you have them, revisit them all the time, and make sure you’re looking at the information in front of you as clearly as possible.”

Alan Wilson

Portfolio Manager

The Growth Fund of America	9

“I think one of the keys is to not just gather all the information you can, but also once you have your investment thesis, you continue to test it rigorously. Things change, and you have to keep up.”

Larry Solomon

Portfolio Manager

“It’s an interesting thing to see how an analyst invests in a company he or she is recommending,” Don says. “You can look at their portfolio and see whether this new recommendation is their new top holding, or whether it’s maybe the fourth or fifth. That doesn’t mean it’s a bad idea; it just helps the portfolio managers gauge the strength of that conviction relative to other stocks.”

Collaboration and disagreement

All of the intelligence gathered by GFA’s investment analysts is ultimately presented to the full team of portfolio managers and analysts responsible for the fund. Their research, stemming from weeks and months of travel, interviews and statistical analysis, is distilled into a report that ultimately recommends whether or not to purchase a given stock — or sell one already in the fund.

Analysts are the fund’s experts on the companies they cover. But sometimes, there are disagreements.

“Some of the portfolio managers have been around a very long time,” Barry says. “That experience means we’ve seen how the market, sectors and companies behave over multiple cycles. Those are insights some of the analysts may not have, and we may point out something they’ve missed. That’s all part of the process — kicking the tires on their analysis.”

Indeed, not every recommendation will be followed by every portfolio manager. Sometimes, a given investment may not fit well within a given manager’s portfolio. It may run counter to their preferred style. Or they may simply have a different opinion. When you’re scouring the market for potential game-changing insights, different opinions are to be expected.

“We’re always trying to challenge conventional wisdom,” Anne-Marie says. “And when you do that, even among your peers in the fund, you can end up alone on an investment. That’s fine — you’ve done the work and you’re encouraged

10	The Growth Fund of America

to go with your conviction. You may end up out in front of something that could really benefit the fund.”

And sometimes, the disagreements lead to new insights.

“When a manager disagrees with me, it makes me want to drill down and figure out why,” Brad says. “When you do that, it can offer you new perspectives and new avenues of research. And sometimes, you just find out it’s a difference that can’t be settled because, in the end, it’s about what’s going to happen in the future, and you just don’t know for certain.”

There are, in the end, more potential investment ideas than the fund can reasonably use. The bar is high for a recommendation to be broadly adopted — as it should be. But the analysts are encouraged to keep following their stocks; markets change, and an outlier today can become a market leader tomorrow.

Long-term investing

Ultimately, analysts are expected to become not only experts in the companies they cover, but are also expected to grow as investors. The ranks of GFA’s portfolio managers are filled with former analysts — some of whom still do their own research. Many investment analysts prefer to remain in the role; these “career analysts” develop a depth and breadth of experience that’s hard to match anywhere else.

“We’re long-term investors in stocks. We’re also long-term investors in people,” Don says. “We give our analysts the freedom to research as they see fit and invest according to their convictions. We give them guidance, but we allow them to grow in such a way as to make the best use of their abilities. That’s ingrained in our culture. And I believe that’s a big part of why we’re able to generate the results we’ve had for our shareholders.” ■

“Our job is the pursuit of intellectual curiosity on the behalf of our clients. I love learning and love translating that learning into recommendations that can benefit our shareholders. There’s no better way to spend my time.”

Jay Markowitz

Investment Analyst

The Growth Fund of America	11

Summary investment portfolio August 31, 2015

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Amazon	5.44%
Google	3.76
Gilead Sciences	2.26
Home Depot	1.88
UnitedHealth Group	1.84
Avago Technologies	1.78
Amgen	1.64
Comcast	1.42
Microsoft	1.36
Express Scripts	1.32

Common stocks 91.08%	Shares	Value (000)
Information technology 21.58%
Google Inc., Class C1	4,651,041	$2,875,506
Google Inc., Class A1	3,738,797	2,422,068
Avago Technologies Ltd.[2]	19,886,438	2,505,095
Microsoft Corp.	44,077,600	1,918,257
Visa Inc., Class A	24,002,958	1,711,411
Oracle Corp.	45,953,814	1,704,427
ASML Holding NV (New York registered)	8,377,041	762,478
ASML Holding NV3	7,549,442	689,871
salesforce.com, inc.[1]	16,424,697	1,139,217
Nintendo Co., Ltd.[3]	5,398,040	1,109,770
Taiwan Semiconductor Manufacturing Co., Ltd.[3]	159,371,000	625,477
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,743,800	173,827
Texas Instruments Inc.	15,360,100	734,827
Intuit Inc.	8,470,000	726,302
Other securities		11,287,473
		30,386,006

Health care 18.28%
Gilead Sciences, Inc.	30,332,522	3,187,038
UnitedHealth Group Inc.	22,372,405	2,588,487
Amgen Inc.	15,159,807	2,300,955
Express Scripts Holding Co.[1]	22,237,600	1,859,063
Alexion Pharmaceuticals, Inc.[1]	10,454,938	1,800,236
Regeneron Pharmaceuticals, Inc.[1]	2,589,326	1,329,619
BioMarin Pharmaceutical Inc.[1,2]	8,060,428	1,041,730
Vertex Pharmaceuticals Inc.[1]	8,066,600	1,028,653
Thermo Fisher Scientific Inc.	8,153,000	1,022,142
Illumina, Inc.[1]	5,172,501	1,022,138
Humana Inc.	4,603,305	841,438
Stryker Corp.	8,278,376	816,662
Novartis AG3	7,495,000	732,592
St. Jude Medical, Inc.	10,207,000	722,758
Endo International PLC[1]	8,672,700	667,798
Other securities		4,782,685
		25,743,994

Consumer discretionary 18.06%
Amazon.com, Inc.[1]	14,940,195	7,662,677
Home Depot, Inc.	22,671,200	2,640,288
Comcast Corp., Class A	30,916,000	1,741,498
Comcast Corp., Class A, special nonvoting shares	4,500,000	257,580
Netflix, Inc.[1]	12,842,669	1,477,292
Twenty-First Century Fox, Inc., Class A	46,459,200	1,272,517
Priceline Group Inc.[1]	941,500	1,175,595

12	The Growth Fund of America

	Shares	Value (000)
NIKE, Inc., Class B	7,930,000	$886,178
MGM Resorts International[1,2]	31,884,676	651,404
Other securities		7,668,233
		25,433,262

Financials 8.52%
American International Group, Inc.	24,064,000	1,452,022
Crown Castle International Corp.	12,410,912	1,034,946
Berkshire Hathaway Inc., Class B1	5,408,508	724,957
Goldman Sachs Group, Inc.	3,838,996	724,035
Other securities		8,059,279
		11,995,239

Industrials 7.46%
Precision Castparts Corp.	6,854,084	1,578,153
Union Pacific Corp.	15,969,600	1,369,234
United Continental Holdings, Inc.[1]	13,109,000	746,820
General Dynamics Corp.	4,713,957	669,523
Other securities		6,138,697
		10,502,427

Energy 5.37%
EOG Resources, Inc.	19,651,600	1,538,917
Concho Resources Inc.[1,2]	7,699,684	832,798
Noble Energy, Inc.	21,081,321	704,327
Other securities		4,483,033
		7,559,075

Consumer staples 4.70%
Philip Morris International Inc.	21,194,433	1,691,316
Costco Wholesale Corp.	11,133,183	1,559,202
Kroger Co.	22,045,370	760,565
Other securities		2,599,624
		6,610,707

Materials 1.51%
Monsanto Co.	7,072,921	690,671
Other securities		1,436,713
		2,127,384

Other 0.76%
Other securities		1,065,501

Miscellaneous 4.84%
Other common stocks in initial period of acquisition		6,818,742

Total common stocks (cost: $78,532,510,000)		128,242,337

Preferred securities 0.00%
Financials 0.00%
Fannie Mae, Series O, 7.00% noncumulative[1]	357,196	2,965

Total preferred securities (cost: $6,671,000)		2,965

Rights & warrants 0.07%
Other 0.07%
Other securities		93,350

Total rights & warrants (cost: $130,491,000)		93,350

Convertible stocks 0.18%
Other 0.18%
Other securities		249,198

Total convertible stocks (cost: $249,350,000)		249,198

The Growth Fund of America	13

Short-term securities 8.49%	Principal amount (000)	Value (000)
Fannie Mae 0.09%–0.26% due 9/1/2015–2/10/2016	$2,426,067	$2,425,125
Federal Home Loan Bank 0.07%–0.26% due 9/1/2015–4/29/2016	4,762,174	4,761,028
Freddie Mac 0.10%–0.23% due 9/2/2015–2/8/2016	2,152,257	2,151,679
Microsoft Corp. 0.10%–0.15% due 9/9/2015–10/20/2015[4]	128,200	128,192
Other securities		2,494,571

Total short-term securities (cost: $11,959,575,000)		11,960,595
Total investment securities 99.82% (cost: $90,878,597,000)		140,548,445
Other assets less liabilities 0.18%		250,686

Net assets 100.00%		$140,799,131

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended August 31, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	8/31/2015
	shares	Additions	Reductions	shares	(000)	(000)
Avago Technologies Ltd.	17,601,820	3,174,062	889,444	19,886,438	$26,346	$2,505,095
BioMarin Pharmaceutical Inc.[1]	7,295,373	765,055	—	8,060,428	—	1,041,730
Concho Resources Inc.[1]	8,578,506	1,462,178	2,341,000	7,699,684	—	832,798
MGM Resorts International[1]	29,412,600	11,972,076	9,500,000	31,884,676	—	651,404
Hologic, Inc.[1]	17,126,960	1,387,895	3,295,660	15,219,195	—	590,657
AutoNation, Inc.[1]	6,000,000	—	—	6,000,000	—	359,040
athenahealth, Inc.[1]	2,522,484	7,377	—	2,529,861	—	336,396
bluebird bio, Inc.[1]	—	2,056,187	—	2,056,187	—	273,617
Oshkosh Corp.	4,368,000	—	—	4,368,000	2,970	183,674
First Quantum Minerals Ltd.[5]	4,702,060	30,650,000	902,060	34,450,000	1,025	179,635
Sprouts Farmers Market, Inc.[1]	8,270,446	1,267,554	1,450,000	8,088,000	—	164,753
Myriad Genetics, Inc.[1,5]	2,812,700	827,300	60,215	3,579,785	—	134,457
Uber Technologies, Inc., Series F, convertible preferred[3,6]	—	2,884,815	—	2,884,815	—	114,350
Finisar Corp.[1,5]	4,930,000	3,343,000	1,275,000	6,998,000	—	107,979
Stemcentrx, Inc., Series G, convertible preferred[3,6]	—	4,340,277	—	4,340,277	—	100,000
Acerta Pharma BV, Series B, convertible preferred[3,6]	—	3,043,477	—	3,043,477	—	34,848
Alexion Pharmaceuticals, Inc.[1,7]	9,006,061	1,589,511	140,634	10,454,938	—	—
Cheniere Energy, Inc.[1,7]	11,859,300	—	11,859,300	—	—	—
Edwards Lifesciences Corp.[1,7]	6,132,700	—	5,328,700	804,000	—	—
FMC Technologies, Inc.[1,7]	15,179,100	—	9,355,492	5,823,608	—	—
Herbalife Ltd.[1,7]	5,442,001	800,000	2,055,601	4,186,400	—	—
Noble Energy, Inc.[7]	16,677,621	7,759,900	3,356,200	21,081,321	14,406	—
Ocwen Financial Corp.[1,7]	6,791,081	3,805,300	10,596,381	—	—	—
Puma Biotechnology, Inc.[1,5,7]	1,315,534	1,299,000	1,686,534	928,000	—	—
Toll Brothers, Inc.[1,7]	10,628,300	—	8,928,300	1,700,000	—	—
Towers Watson & Co., Class A7	3,825,000	131,937	3,956,937	—	809	—
					$45,556	$7,610,433

14	The Growth Fund of America

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $11,082,931,000, which represented 7.87% of the net assets of the fund. This amount includes $10,342,862,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,845,092,000, which represented 1.31% of the net assets of the fund.
[5]	This security was an unaffiliated issuer in its initial period of acquisition at 8/31/2014; it was not publicly disclosed.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[7]	Unaffiliated issuer at 8/31/2015.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date	(000)	(000)	assets
Uber Technologies, Inc., Series F, convertible preferred	5/22/2015	$114,350	$114,350	.08%
Stemcentrx, Inc., Series G, convertible preferred	8/14/2015	100,000	100,000	.07
Acerta Pharma BV, Series B, convertible preferred	5/7/2015	35,000	34,848	.02
Other private placement securities		456,314	490,871	.35
Total private placement securities		$705,664	$740,069	.52%

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

The Growth Fund of America	15

Financial statements

Statement of assets and liabilities at August 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $85,944,356)	$132,938,012
Affiliated issuers (cost: $4,934,241)	7,610,433	$140,548,445
Cash denominated in currencies other than U.S. dollars (cost: $64)		64
Cash		1,599
Receivables for:
Sales of investments	708,244
Sales of fund’s shares	139,001
Dividends	130,120	977,365
		141,527,473
Liabilities:
Payables for:
Purchases of investments	448,216
Repurchases of fund’s shares	173,438
Investment advisory services	33,823
Services provided by related parties	61,419
Trustees’ deferred compensation	6,048
Other	5,398	728,342
Net assets at August 31, 2015		$140,799,131

Net assets consist of:
Capital paid in on shares of beneficial interest		$80,063,646
Undistributed net investment income		491,714
Undistributed net realized gain		10,576,780
Net unrealized appreciation		49,666,991
Net assets at August 31, 2015		$140,799,131

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,270,097 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$72,321,198	1,669,962	$43.31
Class B	487,380	11,812	41.26
Class C	5,480,150	134,303	40.80
Class F-1	8,272,780	192,145	43.05
Class F-2	10,722,457	247,689	43.29
Class 529-A	5,848,803	136,192	42.95
Class 529-B	94,097	2,291	41.08
Class 529-C	1,421,030	34,697	40.96
Class 529-E	259,544	6,101	42.54
Class 529-F-1	210,883	4,914	42.92
Class R-1	483,150	11,701	41.29
Class R-2	2,246,447	53,977	41.62
Class R-2E	74	2	43.09
Class R-3	7,225,915	169,806	42.55
Class R-4	7,148,695	166,299	42.99
Class R-5	4,982,333	114,980	43.33
Class R-6	13,594,195	313,226	43.40

See Notes to Financial Statements

16	The Growth Fund of America

Statement of operations for the year ended August 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $34,719; also includes $45,556 from affiliates)	$1,663,811
Interest	19,144	$1,682,955
Fees and expenses*:
Investment advisory services	397,871
Distribution services	376,287
Transfer agent services	152,768
Administrative services	42,598
Reports to shareholders	4,923
Registration statement and prospectus	3,918
Trustees’ compensation	942
Auditing and legal	270
Custodian	2,981
Other	7,434	989,992
Net investment income		692,963

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $136,322 net gain from affiliates)	11,995,866
Forward currency contracts	11,033
Currency transactions	(7,572)	11,999,327
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $2,457)	(9,662,585)
Forward currency contracts	(1,264)
Currency translations	(196)	(9,664,045)
Net realized gain and unrealized depreciation		2,335,282
Net increase in net assets resulting from operations		$3,028,245

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31
	2015	2014
Operations:
Net investment income	$692,963	$471,645
Net realized gain	11,999,327	13,458,166
Net unrealized (depreciation) appreciation	(9,664,045)	16,096,277
Net increase in net assets resulting from operations	3,028,245	30,026,088
Dividends and distributions paid to shareholders:
Dividends from net investment income	(510,334)	(409,908)
Distributions from net realized gain on investments	(12,500,250)	(8,412,644)
Total dividends and distributions paid to shareholders	(13,010,584)	(8,822,552)
Net capital share transactions	5,579,710	507,086
Total (decrease) increase in net assets	(4,402,629)	21,710,622
Net assets:
Beginning of year	145,201,760	123,491,138
End of year (including undistributed net investment income: $491,714 and $315,492, respectively)	$140,799,131	$145,201,760

See Notes to Financial Statements

The Growth Fund of America	17

Notes to financial statements

1. Organization

The Growth Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

18	The Growth Fund of America

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

The Growth Fund of America	19

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$26,276,666	$3,618,541	$490,799	$30,386,006
Health care	24,809,814	934,180	—	25,743,994
Consumer discretionary	24,154,548	1,278,714	—	25,433,262
Financials	10,563,777	1,431,462	—	11,995,239
Industrials	10,168,647	333,780	—	10,502,427
Energy	7,256,285	302,718	72	7,559,075
Consumer staples	5,572,742	1,037,965	—	6,610,707
Materials	1,738,852	388,532	—	2,127,384
Other	688,060	377,441	—	1,065,501
Miscellaneous	6,179,213	639,529	—	6,818,742
Preferred securities	2,965	—	—	2,965
Rights & warrants	93,350	—	—	93,350
Convertible stocks	—	—	249,198	249,198
Short-term securities	—	11,960,595	—	11,960,595
Total	$117,504,919	$22,303,457	$740,069	$140,548,445

*	Securities with a value of $8,998,079,000, which represented 6.39% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

20	The Growth Fund of America

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of August 31, 2015, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $77,975,000.

The Growth Fund of America	21

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of or for the year ended August 31, 2015 (dollars in thousands):

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$11,033	Net unrealized depreciation on forward currency contracts	$(1,264)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2015, the fund reclassified $6,306,000 from undistributed net investment income to undistributed net realized gain, $101,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $788,788,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$859,282
Undistributed long-term capital gains	10,665,977
Gross unrealized appreciation on investment securities	52,744,074
Gross unrealized depreciation on investment securities	(3,524,942)
Net unrealized appreciation on investment securities	49,219,132
Cost of investment securities	91,329,313

22	The Growth Fund of America

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2015			Year ended August 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$262,560	$6,340,506	$6,603,066	$213,008	$4,257,047	$4,470,055
Class B	—	67,369	67,369	—	73,067	73,067
Class C	—	544,072	544,072	—	405,551	405,551
Class F-1	18,273	755,708	773,981	31,682	746,681	778,363
Class F-2	65,863	914,144	980,007	29,050	328,248	357,298
Class 529-A	16,901	507,144	524,045	13,249	324,205	337,454
Class 529-B	—	12,440	12,440	—	12,376	12,376
Class 529-C	—	130,689	130,689	—	84,925	84,925
Class 529-E	130	23,003	23,133	78	15,116	15,194
Class 529-F-1	1,021	17,657	18,678	791	10,945	11,736
Class R-1	—	47,645	47,645	—	33,348	33,348
Class R-2	—	216,665	216,665	—	155,143	155,143
Class R-2E*	—	1	1	—	—	—
Class R-3	2,227	705,934	708,161	2,312	516,611	518,923
Class R-4	25,099	666,839	691,938	23,161	477,099	500,260
Class R-5	33,323	464,423	497,746	32,633	346,504	379,137
Class R-6	84,937	1,086,011	1,170,948	63,944	625,778	689,722
Total	$510,334	$12,500,250	$13,010,584	$409,908	$8,412,644	$8,822,552

* Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2015, the investment advisory services fee was $397,871,000, which was equivalent to an annualized rate of 0.274% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

The Growth Fund of America	23

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$175,920		$89,295		$7,432		Not applicable
Class B	6,754		837		Not applicable		Not applicable
Class C	59,119		7,022		2,966		Not applicable
Class F-1	22,633		10,733		4,537		Not applicable
Class F-2	Not applicable		10,365		5,166		Not applicable
Class 529-A	13,088		5,441		2,982		$5,297
Class 529-B	1,258		135		63		113
Class 529-C	14,536		1,410		733		1,301
Class 529-E	1,326		166		133		237
Class 529-F-1	—		191		105		186
Class R-1	5,193		487		261		Not applicable
Class R-2	17,988		6,563		1,208		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	39,551		10,734		3,974		Not applicable
Class R-4	18,921		6,947		3,802		Not applicable
Class R-5	Not applicable		2,398		2,646		Not applicable
Class R-6	Not applicable		44		6,590		Not applicable
Total class-specific expenses	$376,287		$152,768		$42,598		$7,134

* Amount less than one thousand.

24	The Growth Fund of America

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $942,000 in the fund’s statement of operations includes $393,000 in current fees (either paid in cash or deferred) and a net increase of $549,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2015

Class A	$5,260,337	117,774		$6,497,807	155,673	$(8,374,628)	(187,598)	$3,383,516	85,849
Class B	5,609	131		66,738	1,669	(404,970)	(9,464)	(332,623)	(7,664)
Class C	664,603	15,725		531,475	13,438	(1,489,704)	(35,193)	(293,626)	(6,030)
Class F-1	1,393,975	31,354		758,009	18,257	(3,883,022)	(85,245)	(1,731,038)	(35,634)
Class F-2	4,028,289	87,769		935,000	22,438	(2,110,118)	(47,408)	2,853,171	62,799
Class 529-A	556,107	12,555		523,934	12,649	(627,717)	(14,137)	452,324	11,067
Class 529-B	1,847	44		12,435	312	(69,058)	(1,619)	(54,776)	(1,263)
Class 529-C	142,924	3,367		130,656	3,290	(181,005)	(4,261)	92,575	2,396
Class 529-E	23,677	540		23,130	563	(32,202)	(732)	14,605	371
Class 529-F-1	39,647	895		18,675	452	(32,943)	(746)	25,379	601
Class R-1	48,337	1,125		47,586	1,189	(114,963)	(2,689)	(19,040)	(375)
Class R-2	413,591	9,600		216,484	5,370	(700,995)	(16,254)	(70,920)	(1,284)
Class R-2E	65	2		—	—	—	—	65	2
Class R-3	1,050,117	23,889		706,137	17,177	(2,304,672)	(52,487)	(548,418)	(11,421)
Class R-4	1,282,747	28,832		691,521	16,687	(2,136,017)	(48,158)	(161,749)	(2,639)
Class R-5	859,898	19,191		496,393	11,907	(1,453,483)	(32,738)	(97,192)	(1,640)
Class R-6	3,109,175	69,979		1,169,078	28,009	(2,210,796)	(49,849)	2,067,457	48,139
Total net increase (decrease)	$18,880,945	422,772		$12,825,058	309,080	$(26,126,293)	(588,578)	$5,579,710	143,274

Year ended August 31, 2014

Class A	$4,872,369	112,000		$4,400,188	104,866	$(8,746,833)	(200,482)	$525,724	16,384
Class B	11,914	283		72,274	1,785	(539,076)	(12,858)	(454,888)	(10,790)
Class C	589,215	14,177		395,280	9,852	(1,669,594)	(40,112)	(685,099)	(16,083)
Class F-1	1,966,996	45,494		766,656	18,385	(5,162,516)	(117,797)	(2,428,864)	(53,918)
Class F-2	4,197,627	94,539		336,879	8,040	(1,163,863)	(26,782)	3,370,643	75,797
Class 529-A	520,202	12,020		337,362	8,098	(547,317)	(12,568)	310,247	7,550
Class 529-B	2,827	67		12,374	306	(79,301)	(1,891)	(64,100)	(1,518)
Class 529-C	141,556	3,384		84,892	2,107	(172,142)	(4,094)	54,306	1,397
Class 529-E	22,555	526		15,192	367	(29,542)	(683)	8,205	210
Class 529-F-1	33,200	767		11,729	282	(29,923)	(689)	15,006	360
Class R-1	51,488	1,227		33,311	822	(104,301)	(2,481)	(19,502)	(432)
Class R-2	408,882	9,666		155,043	3,801	(711,243)	(16,802)	(147,318)	(3,335)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	1,103,363	25,691		517,551	12,510	(2,337,394)	(54,505)	(716,480)	(16,304)
Class R-4	1,226,995	28,344		499,936	11,995	(2,251,635)	(52,055)	(524,704)	(11,716)
Class R-5	832,003	19,162		378,067	9,023	(1,890,849)	(43,521)	(680,779)	(15,336)
Class R-6	3,126,918	71,442		689,522	16,437	(1,871,761)	(42,841)	1,944,679	45,038
Total net increase (decrease)	$19,108,120	438,789		$8,706,256	208,676	$(27,307,290)	(630,161)	$507,086	17,304

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

The Growth Fund of America	25

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $38,445,656,000 and $46,299,552,000, respectively, during the year ended August 31, 2015.

26	The Growth Fund of America

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 8/31/2015	$46.70	$.23	$.61	$.84	$(.17)	$(4.06)	$(4.23)	$43.31	2.12%	$72,321.65%		.51%
Year ended 8/31/2014	39.93	.17	9.49	9.66	(.14)	(2.75)	(2.89)	46.70	25.00	73,975.66		.39
Year ended 8/31/2013	32.80	.22	7.19	7.41	(.28)	—	(.28)	39.93	22.74	62,602.70		.60
Year ended 8/31/2012	29.23	.20	3.59	3.79	(.22)	—	(.22)	32.80	13.07	55,441.71		.66
Year ended 8/31/2011	25.53	.20	3.75	3.95	(.25)	—	(.25)	29.23	15.42	57,082.68		.67
Class B:
Year ended 8/31/2015	44.84	(.11)	.59	.48	—	(4.06)	(4.06)	41.26	1.36	487	1.40	(.25)
Year ended 8/31/2014	38.60	(.15)	9.14	8.99	—	(2.75)	(2.75)	44.84	24.05	873	1.41	(.37)
Year ended 8/31/2013	31.69	(.05)	6.96	6.91	—	—	—	38.60	21.81	1,168	1.46	(.14)
Year ended 8/31/2012	28.23	(.03)	3.49	3.46	—	—	—	31.69	12.26	1,503	1.46	(.10)
Year ended 8/31/2011	24.65	(.03)	3.61	3.58	—	—	—	28.23	14.52	2,228	1.43	(.09)
Class C:
Year ended 8/31/2015	44.41	(.12)	.57	.45	—	(4.06)	(4.06)	40.80	1.29	5,480	1.45	(.29)
Year ended 8/31/2014	38.27	(.17)	9.06	8.89	—	(2.75)	(2.75)	44.41	23.99	6,232	1.45	(.41)
Year ended 8/31/2013	31.44	(.07)	6.91	6.84	(.01)	—	(.01)	38.27	21.76	5,986	1.50	(.20)
Year ended 8/31/2012	28.02	(.04)	3.46	3.42	—	—	—	31.44	12.21	5,741	1.49	(.13)
Year ended 8/31/2011	24.49	(.03)	3.58	3.55	(.02)	—	(.02)	28.02	14.51	6,539	1.46	(.12)
Class F-1:
Year ended 8/31/2015	46.40	.20	.61	.81	(.10)	(4.06)	(4.16)	43.05	2.07	8,273.70		.46
Year ended 8/31/2014	39.69	.15	9.43	9.58	(.12)	(2.75)	(2.87)	46.40	24.93	10,569.69		.36
Year ended 8/31/2013	32.61	.21	7.15	7.36	(.28)	—	(.28)	39.69	22.71	11,180.71		.59
Year ended 8/31/2012	29.04	.21	3.58	3.79	(.22)	—	(.22)	32.61	13.15	11,323.68		.69
Year ended 8/31/2011	25.37	.20	3.72	3.92	(.25)	—	(.25)	29.04	15.40	13,023.67		.67
Class F-2:
Year ended 8/31/2015	46.71	.33	.60	.93	(.29)	(4.06)	(4.35)	43.29	2.35	10,723.43		.73
Year ended 8/31/2014	39.95	.27	9.48	9.75	(.24)	(2.75)	(2.99)	46.71	25.27	8,637.43		.62
Year ended 8/31/2013	32.83	.32	7.19	7.51	(.39)	—	(.39)	39.95	23.05	4,358.44		.86
Year ended 8/31/2012	29.25	.28	3.60	3.88	(.30)	—	(.30)	32.83	13.42	2,855.44		.93
Year ended 8/31/2011	25.55	.28	3.74	4.02	(.32)	—	(.32)	29.25	15.69	3,717.43		.91
Class 529-A:
Year ended 8/31/2015	46.35	.19	.61	.80	(.14)	(4.06)	(4.20)	42.95	2.04	5,849.73		.43
Year ended 8/31/2014	39.66	.13	9.42	9.55	(.11)	(2.75)	(2.86)	46.35	24.89	5,799.74		.31
Year ended 8/31/2013	32.59	.19	7.15	7.34	(.27)	—	(.27)	39.66	22.65	4,663.77		.52
Year ended 8/31/2012	29.06	.18	3.57	3.75	(.22)	—	(.22)	32.59	13.00	3,822.77		.60
Year ended 8/31/2011	25.39	.19	3.72	3.91	(.24)	—	(.24)	29.06	15.38	3,358.73		.62
Class 529-B:
Year ended 8/31/2015	44.71	(.16)	.59	.43	—	(4.06)	(4.06)	41.08	1.24	94	1.52	(.37)
Year ended 8/31/2014	38.54	(.20)	9.12	8.92	—	(2.75)	(2.75)	44.71	23.90	159	1.53	(.49)
Year ended 8/31/2013	31.67	(.09)	6.96	6.87	—	—	—	38.54	21.69	195	1.56	(.25)
Year ended 8/31/2012	28.25	(.06)	3.48	3.42	—	—	—	31.67	12.11	237	1.57	(.21)
Year ended 8/31/2011	24.69	(.06)	3.62	3.56	—	—	—	28.25	14.42	310	1.53	(.19)

See page 29 for footnotes.

The Growth Fund of America	27

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 8/31/2015	$44.58	$(.15)	$.59	$.44	$—	$(4.06)	$(4.06)	$40.96	1.27%		$1,421		1.51%		(.35)%
Year ended 8/31/2014	38.43	(.20)	9.10	8.90	—	(2.75)	(2.75)	44.58	23.91		1,440		1.52		(.47)
Year ended 8/31/2013	31.60	(.09)	6.94	6.85	(.02)	—	(.02)	38.43	21.69		1,188		1.56		(.26)
Year ended 8/31/2012	28.18	(.06)	3.48	3.42	—	—	—	31.60	12.14		1,008		1.56		(.19)
Year ended 8/31/2011	24.66	(.05)	3.60	3.55	(.03)	—	(.03)	28.18	14.40		934		1.53		(.18)
Class 529-E:
Year ended 8/31/2015	45.94	.08	.60	.68	(.02)	(4.06)	(4.08)	42.54	1.79		260.98				.18
Year ended 8/31/2014	39.34	.03	9.33	9.36	(.01)	(2.75)	(2.76)	45.94	24.57		263.99				.06
Year ended 8/31/2013	32.33	.10	7.10	7.20	(.19)	—	(.19)	39.34	22.36		217		1.02		.28
Year ended 8/31/2012	28.82	.10	3.54	3.64	(.13)	—	(.13)	32.33	12.71		182		1.03		.35
Year ended 8/31/2011	25.19	.10	3.69	3.79	(.16)	—	(.16)	28.82	15.04		165		1.01		.34
Class 529-F-1:
Year ended 8/31/2015	46.33	.29	.59	.88	(.23)	(4.06)	(4.29)	42.92	2.26		211.51				.65
Year ended 8/31/2014	39.64	.23	9.41	9.64	(.20)	(2.75)	(2.95)	46.33	25.16		200.52				.53
Year ended 8/31/2013	32.57	.27	7.14	7.41	(.34)	—	(.34)	39.64	22.92		157.56				.74
Year ended 8/31/2012	29.04	.25	3.56	3.81	(.28)	—	(.28)	32.57	13.27		125.56				.81
Year ended 8/31/2011	25.38	.25	3.71	3.96	(.30)	—	(.30)	29.04	15.56		106.52				.83
Class R-1:
Year ended 8/31/2015	44.88	(.11)	.58	.47	—	(4.06)	(4.06)	41.29	1.33		483		1.42		(.27)
Year ended 8/31/2014	38.64	(.16)	9.15	8.99	—	(2.75)	(2.75)	44.88	24.02		542		1.43		(.38)
Year ended 8/31/2013	31.72	(.05)	6.98	6.93	(.01)	—	(.01)	38.64	21.86		483		1.44		(.13)
Year ended 8/31/2012	28.26	(.02)	3.48	3.46	—	—	—	31.72	12.24		497		1.44		(.07)
Year ended 8/31/2011	24.72	(.03)	3.63	3.60	(.06)	—	(.06)	28.26	14.54		561		1.43		(.09)
Class R-2:
Year ended 8/31/2015	45.17	(.08)	.59	.51	—	(4.06)	(4.06)	41.62	1.42		2,246		1.35		(.19)
Year ended 8/31/2014	38.85	(.14)	9.21	9.07	—	(2.75)	(2.75)	45.17	24.10		2,496		1.38		(.33)
Year ended 8/31/2013	31.91	(.02)	7.01	6.99	(.05)	—	(.05)	38.85	21.92		2,277		1.37		(.07)
Year ended 8/31/2012	28.42	(.01)	3.50	3.49	—	—	—	31.91	12.28		2,182		1.41		(.04)
Year ended 8/31/2011	24.84	(.01)	3.64	3.63	(.05)	—	(.05)	28.42	14.60		2,337		1.39		(.04)
Class R-2E:
Year ended 8/31/2015	46.70	.10	.65	.75	(.30)	(4.06)	(4.36)	43.09	1.92	[3]	—	[4]	.96	[3]	.22 [3]
Period from 8/29/2014 to 8/31/2014[5,6]	46.70	—	—	—	—	—	—	46.70	—		—	[4]	—		—
Class R-3:
Year ended 8/31/2015	45.94	.08	.60	.68	(.01)	(4.06)	(4.07)	42.55	1.79		7,226.97				.19
Year ended 8/31/2014	39.33	.03	9.34	9.37	(.01)	(2.75)	(2.76)	45.94	24.60		8,325.98				.07
Year ended 8/31/2013	32.29	.12	7.08	7.20	(.16)	—	(.16)	39.33	22.38		7,769.98				.33
Year ended 8/31/2012	28.74	.11	3.55	3.66	(.11)	—	(.11)	32.29	12.78		7,916.98				.38
Year ended 8/31/2011	25.12	.11	3.68	3.79	(.17)	—	(.17)	28.74	15.06		10,765.97				.38

28	The Growth Fund of America

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class R-4:
Year ended 8/31/2015	$46.38	$.22	$.60	$.82	$(.15)	$(4.06)	$(4.21)	$42.99	2.11%	$7,149.67%		.48%
Year ended 8/31/2014	39.68	.16	9.42	9.58	(.13)	(2.75)	(2.88)	46.38	24.97	7,835.68		.37
Year ended 8/31/2013	32.56	.23	7.14	7.37	(.25)	—	(.25)	39.68	22.77	7,169.68		.63
Year ended 8/31/2012	28.99	.20	3.57	3.77	(.20)	—	(.20)	32.56	13.10	8,093.69		.66
Year ended 8/31/2011	25.33	.20	3.71	3.91	(.25)	—	(.25)	28.99	15.40	14,937.68		.66
Class R-5:
Year ended 8/31/2015	46.73	.35	.60	.95	(.29)	(4.06)	(4.35)	43.33	2.40	4,982.38		.78
Year ended 8/31/2014	39.96	.29	9.49	9.78	(.26)	(2.75)	(3.01)	46.73	25.33	5,450.38		.67
Year ended 8/31/2013	32.82	.34	7.18	7.52	(.38)	—	(.38)	39.96	23.11	5,273.39		.92
Year ended 8/31/2012	29.24	.29	3.60	3.89	(.31)	—	(.31)	32.82	13.48	6,312.39		.97
Year ended 8/31/2011	25.54	.29	3.74	4.03	(.33)	—	(.33)	29.24	15.75	11,366.38		.96
Class R-6:
Year ended 8/31/2015	46.80	.37	.61	.98	(.32)	(4.06)	(4.38)	43.40	2.45	13,594.33		.83
Year ended 8/31/2014	40.02	.31	9.50	9.81	(.28)	(2.75)	(3.03)	46.80	25.39	12,407.33		.72
Year ended 8/31/2013	32.87	.35	7.21	7.56	(.41)	—	(.41)	40.02	23.19	8,806.34		.96
Year ended 8/31/2012	29.30	.31	3.60	3.91	(.34)	—	(.34)	32.87	13.52	7,537.34		1.02
Year ended 8/31/2011	25.60	.31	3.74	4.05	(.35)	—	(.35)	29.30	15.78	10,059.33		1.02

	Year ended August 31
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	29%	26%	27%	18%	34%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[4]	Amount less than $1 million.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.

See Notes to Financial Statements

The Growth Fund of America	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Growth Fund of America:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 9, 2015

30	The Growth Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2015, through August 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Growth Fund of America	31

	Beginning account value 3/1/2015	Ending account value 8/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$973.26	$3.13	.63%
Class A - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class B - actual return	1,000.00	969.69	6.85	1.38
Class B - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class C - actual return	1,000.00	969.12	7.10	1.43
Class C - assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class F-1 - actual return	1,000.00	972.89	3.43	.69
Class F-1 - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-2 - actual return	1,000.00	974.11	2.14	.43
Class F-2 - assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-A - actual return	1,000.00	972.82	3.58	.72
Class 529-A - assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-B - actual return	1,000.00	968.87	7.44	1.50
Class 529-B - assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-C - actual return	1,000.00	968.99	7.44	1.50
Class 529-C - assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-E - actual return	1,000.00	971.66	4.82	.97
Class 529-E - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 - actual return	1,000.00	973.90	2.49	.50
Class 529-F-1 - assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-1 - actual return	1,000.00	969.24	7.05	1.42
Class R-1 - assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 - actual return	1,000.00	969.70	6.65	1.34
Class R-2 - assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2E - actual return	1,000.00	971.59	4.82	.97
Class R-2E - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-3 - actual return	1,000.00	971.46	4.77	.96
Class R-3 - assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 - actual return	1,000.00	973.08	3.33	.67
Class R-4 - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5 - actual return	1,000.00	974.36	1.89	.38
Class R-5 - assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 - actual return	1,000.00	974.63	1.64	.33
Class R-6 - assumed 5% return	1,000.00	1,023.54	1.68	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2015:

Long-term capital gains	$13,289,038,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$3,529,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

32	The Growth Fund of America

Approval of Investment Advisory and Service Agreement

The Growth Fund of America board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth Funds Index, the Lipper Large-Cap Core Funds Index, the Lipper Large-Cap Growth Funds Index, and the S&P 500 Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period, 20-year period and 10-year period, and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

The Growth Fund of America	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the potential benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	The Growth Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Ronald P. Badie, 1942	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	Ducommun Incorporated
Louise H. Bryson, 1944	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Robert J. Denison, 1941	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 1953	2010	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.; XenoPort, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
Christopher E. Stone, 1956	2010	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1995	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None
Michael T. Kerr, 1959 President	1998	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

The Growth Fund of America	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2012	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Gregg E. Ireland, 1949 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company
Brad A. Barrett, 1977 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Christopher D. Buchbinder, 1971 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Barry S. Crosthwaite, 1958 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Martin Romo, 1967 Vice President	2010	Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company; President and Director, Capital Research Company;[6] Director, The Capital Group Companies, Inc.[6]
Lawrence R. Solomon, 1962 Vice President	2014	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[6]
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2006	Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Neal F. Wellons, 1971 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except Mr. Barrett, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Growth Fund of America

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2015, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with team work. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$101,000
2015	$133,000

b) Audit-Related Fees:
2014	$43,000
2015	$54,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$10,000
2015	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$970,000
2015	$1,176,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$41,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,446,000 for fiscal year 2014 and $1,497,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®
Investment portfolio
August 31, 2015
Common stocks 91.08% Information technology 21.58%	Shares	Value (000)
Google Inc., Class C1	4,651,041	$2,875,506
Google Inc., Class A1	3,738,797	2,422,068
Avago Technologies Ltd.[2]	19,886,438	2,505,095
Microsoft Corp.	44,077,600	1,918,257
Visa Inc., Class A	24,002,958	1,711,411
Oracle Corp.	45,953,814	1,704,427
ASML Holding NV (New York registered)	8,377,041	762,478
ASML Holding NV3	7,549,442	689,871
salesforce.com, inc.[1]	16,424,697	1,139,217
Nintendo Co., Ltd.[3]	5,398,040	1,109,770
Taiwan Semiconductor Manufacturing Co., Ltd.[3]	159,371,000	625,477
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,743,800	173,827
Texas Instruments Inc.	15,360,100	734,827
Intuit Inc.	8,470,000	726,302
MasterCard Inc., Class A	6,087,800	562,330
Broadcom Corp., Class A	10,832,320	559,706
Accenture PLC, Class A	5,900,000	556,193
Murata Manufacturing Co., Ltd.[3]	3,804,300	552,084
Facebook, Inc., Class A1	5,675,000	507,515
Apple Inc.	3,797,790	428,239
Alibaba Group Holding Ltd. (ADR)[1]	6,086,300	402,426
TE Connectivity Ltd.	6,350,000	376,491
LinkedIn Corp., Class A1	1,909,528	344,861
Palo Alto Networks, Inc.[1]	2,056,900	337,784
First Data Holdings, Inc., Class B1,3,4	56,250,000	334,125
VeriSign, Inc.[1]	4,745,000	327,120
Amphenol Corp., Class A	5,669,500	296,855
Qorvo, Inc.[1]	5,336,243	296,215
Yahoo! Inc.[1]	8,925,000	287,742
NetSuite Inc.[1]	3,087,874	274,358
Cognizant Technology Solutions Corp., Class A1	4,330,000	272,530
Motorola Solutions, Inc.	4,089,600	265,088
Arista Networks, Inc.[1]	3,312,222	247,721
Hexagon AB, Class B3	7,341,102	235,316
Autodesk, Inc.[1]	4,895,000	228,841
KLA-Tencor Corp.	4,250,000	212,968
Adobe Systems Inc.[1]	2,638,900	207,338
Marvell Technology Group Ltd.	17,620,000	198,577
FireEye, Inc.[1]	5,250,000	198,345
Gemalto NV3	2,729,188	196,394
Baidu, Inc., Class A (ADR)[1]	1,315,000	193,634
VMware, Inc., Class A1	2,400,000	189,960
Cloudera, Inc.[1,3,4]	5,402,537	156,674
Yandex NV, Class A1	12,603,000	153,757
EMC Corp.	5,910,000	146,982
Flextronics International Ltd.[1]	13,276,000	139,531
Linear Technology Corp.	3,280,000	132,118
The Growth Fund of America — Page 1 of 9

Common stocks Information technology (continued)	Shares	Value (000)
Twitter, Inc.[1]	4,500,000	$125,055
Cisco Systems, Inc.	4,500,000	116,460
Finisar Corp.[1,2]	6,998,000	107,979
Altera Corp.	2,000,000	97,100
CommScope Holding Co., Inc.[1]	3,000,000	97,050
MercadoLibre, Inc.	870,000	95,744
National Instruments Corp.	3,135,000	91,573
Hewlett-Packard Co.	3,000,000	84,180
Demandware, Inc.[1]	1,495,000	83,406
Nuance Communications, Inc.[1]	5,000,000	82,350
Automatic Data Processing, Inc.	1,000,000	77,320
Samsung SDI Co., Ltd.[3]	1,049,532	74,930
Analog Devices, Inc.	1,200,000	67,032
FLIR Systems, Inc.	2,300,000	65,849
Dolby Laboratories, Inc., Class A	1,746,961	56,881
Mail.Ru Group Ltd. (GDR)[1,3]	2,699,085	49,448
ARM Holdings PLC[3]	3,100,000	43,673
Samsung Electronics Co., Ltd.[3]	45,189	41,578
Workday, Inc., Class A1	143,000	10,047
		30,386,006
Health care 18.28%
Gilead Sciences, Inc.	30,332,522	3,187,038
UnitedHealth Group Inc.	22,372,405	2,588,487
Amgen Inc.	15,159,807	2,300,955
Express Scripts Holding Co.[1]	22,237,600	1,859,063
Alexion Pharmaceuticals, Inc.[1]	10,454,938	1,800,236
Regeneron Pharmaceuticals, Inc.[1]	2,589,326	1,329,619
BioMarin Pharmaceutical Inc.[1,2]	8,060,428	1,041,730
Vertex Pharmaceuticals Inc.[1]	8,066,600	1,028,653
Thermo Fisher Scientific Inc.	8,153,000	1,022,142
Illumina, Inc.[1]	5,172,501	1,022,138
Humana Inc.	4,603,305	841,438
Stryker Corp.	8,278,376	816,662
Novartis AG3	7,495,000	732,592
St. Jude Medical, Inc.	10,207,000	722,758
Endo International PLC[1]	8,672,700	667,798
Hologic, Inc.[1,2]	15,219,195	590,657
Aetna Inc.	3,988,800	456,797
Boston Scientific Corp.[1]	26,380,000	441,601
Incyte Corp.[1]	3,333,000	387,261
athenahealth, Inc.[1,2]	2,529,861	336,396
bluebird bio, Inc.[1,2]	2,056,187	273,617
Biogen Inc.[1]	610,000	181,353
Abbott Laboratories	3,704,626	167,782
ResMed Inc.	3,210,000	166,727
Teva Pharmaceutical Industries Ltd. (ADR)	2,510,000	161,669
Bristol-Myers Squibb Co.	2,589,100	153,974
Brookdale Senior Living Inc.[1]	5,278,000	144,723
Grifols, SA, Class B, preferred nonvoting, non-registered shares[3]	3,870,000	118,798
Grifols, SA, Class B (ADR)	704,497	21,339
Myriad Genetics, Inc.[1,2]	3,579,785	134,457
PerkinElmer, Inc.	2,585,000	125,838
Edwards Lifesciences Corp.[1]	804,000	113,267
Merck & Co., Inc.	2,065,000	111,200
The Growth Fund of America — Page 2 of 9

Common stocks Health care (continued)	Shares	Value (000)
Baxter International Inc.	2,818,910	$108,387
Intercept Pharmaceuticals, Inc.[1]	558,000	105,886
Baxalta Inc.	2,818,910	99,085
AmerisourceBergen Corp.	920,000	92,037
Puma Biotechnology, Inc.[1]	928,000	85,302
Novo Nordisk A/S, Class B3	1,497,500	82,790
Envision Healthcare Holdings, Inc.[1]	1,882,200	77,114
DaVita HealthCare Partners Inc.[1]	590,000	44,628
		25,743,994
Consumer discretionary 18.06%
Amazon.com, Inc.[1]	14,940,195	7,662,677
Home Depot, Inc.	22,671,200	2,640,288
Comcast Corp., Class A	30,916,000	1,741,498
Comcast Corp., Class A, special nonvoting shares	4,500,000	257,580
Netflix, Inc.[1]	12,842,669	1,477,292
Twenty-First Century Fox, Inc., Class A	46,459,200	1,272,517
Priceline Group Inc.[1]	941,500	1,175,595
NIKE, Inc., Class B	7,930,000	886,178
MGM Resorts International[1,2]	31,884,676	651,404
Tesla Motors, Inc.[1]	2,329,800	580,260
Walt Disney Co.	5,165,000	526,210
Time Warner Inc.	7,160,000	509,076
Johnson Controls, Inc.	9,980,000	410,577
BorgWarner Inc.	8,600,000	375,304
CBS Corp., Class B	8,085,000	365,765
Liberty Global PLC, Class C1	4,976,520	223,296
Liberty Global PLC, Class A1	2,894,280	139,273
AutoNation, Inc.[1,2]	6,000,000	359,040
Toyota Motor Corp.[3]	5,690,000	336,425
Naspers Ltd., Class N3	2,315,000	300,615
Charter Communications, Inc., Class A1	1,500,000	272,415
Lowe’s Companies, Inc.	3,915,847	270,859
Expedia, Inc.	2,337,000	268,732
Starbucks Corp.	4,507,457	246,603
Luxottica Group SpA[3]	3,608,300	243,316
Lions Gate Entertainment Corp.	5,919,005	217,168
D.R. Horton, Inc.	6,685,000	203,023
Markit Ltd.[1]	5,811,500	166,093
Las Vegas Sands Corp.	3,550,000	164,117
Wynn Resorts, Ltd.	2,033,123	152,586
Tiffany & Co.	1,640,000	134,890
Viacom Inc., Class B	3,210,000	130,872
lululemon athletica inc.[1]	1,915,000	122,579
Domino’s Pizza, Inc.	1,125,000	119,183
PulteGroup, Inc.	5,000,000	103,450
Galaxy Entertainment Group Ltd.[3]	31,000,000	98,785
Carnival Corp., units	2,000,000	98,460
Volkswagen AG, nonvoting preferred[3]	505,000	96,053
Daimler AG3	1,133,000	91,124
Renault SA3	1,000,000	82,658
Ralph Lauren Corp., Class A	705,000	78,389
Marriott International, Inc., Class A	962,500	68,010
Toll Brothers, Inc.[1]	1,700,000	62,849
Hermès International[3]	84,000	29,738
The Growth Fund of America — Page 3 of 9

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Lennar Corp., Class A	400,000	$20,360
Liberty Global PLC LiLAC, Class C1	2,400	80
		25,433,262
Financials 8.52%
American International Group, Inc.	24,064,000	1,452,022
Crown Castle International Corp.	12,410,912	1,034,946
Berkshire Hathaway Inc., Class B1	5,408,508	724,957
Berkshire Hathaway Inc., Class A1	1,398	283,138
Goldman Sachs Group, Inc.	3,838,996	724,035
Wells Fargo & Co.	12,014,178	640,716
JPMorgan Chase & Co.	9,550,000	612,155
HDFC Bank Ltd.[3]	24,122,708	423,744
HDFC Bank Ltd. (ADR)	1,667,900	95,053
PNC Financial Services Group, Inc.	4,910,000	447,399
Legal & General Group PLC[3]	111,984,892	430,227
Capital One Financial Corp.	5,048,000	392,482
CIT Group Inc.	8,701,000	377,972
Bank of America Corp.	21,000,000	343,140
American Tower Corp.	3,690,000	340,181
Progressive Corp.	10,850,000	325,066
CME Group Inc., Class A	3,407,000	321,757
State Street Corp.	4,441,230	319,413
AIA Group Ltd.[3]	52,400,000	288,655
American Express Co.	3,685,000	282,713
ACE Ltd.	2,706,100	276,455
Onex Corp.	4,200,000	255,716
Morgan Stanley	6,000,000	206,700
Charles Schwab Corp.	6,546,355	198,878
Citigroup Inc.	3,305,000	176,751
Signature Bank[1]	1,206,970	161,118
Bank of Ireland[1,3]	383,200,000	148,948
UBS Group AG3	6,765,666	139,888
First Republic Bank	1,790,200	107,967
W. R. Berkley Corp.	1,560,000	84,677
Fifth Third Bancorp	4,000,000	79,680
Financial Engines, Inc.	1,860,000	60,376
Leucadia National Corp.	2,589,787	55,577
McGraw Hill Financial, Inc.	500,000	48,495
U.S. Bancorp	1,012,500	42,879
ICICI Bank Ltd. (ADR)	4,000,000	34,880
PacWest Bancorp	760,000	32,406
Moody’s Corp.	120,000	12,277
Weyerhaeuser Co.[1]	422,321	11,800
		11,995,239
Industrials 7.46%
Precision Castparts Corp.	6,854,084	1,578,153
Union Pacific Corp.	15,969,600	1,369,234
United Continental Holdings, Inc.[1]	13,109,000	746,820
General Dynamics Corp.	4,713,957	669,523
Boeing Co.	4,115,000	537,748
CSX Corp.	18,414,801	504,197
American Airlines Group Inc.	11,989,000	467,331
Nielsen Holdings PLC	9,245,400	418,169
The Growth Fund of America — Page 4 of 9

Common stocks Industrials (continued)	Shares	Value (000)
Cummins Inc.	3,320,000	$404,210
Ryanair Holdings PLC (ADR)	5,538,214	404,013
Delta Air Lines, Inc.	9,200,000	402,776
Rockwell Collins, Inc.	3,845,000	314,713
Sensata Technologies Holding NV1	6,150,000	291,510
IDEX Corp.	3,285,000	235,962
Norfolk Southern Corp.	2,831,691	220,617
TransDigm Group Inc.[1]	826,000	189,840
Oshkosh Corp.[2]	4,368,000	183,674
Meggitt PLC[3]	24,321,187	176,736
Lockheed Martin Corp.	877,000	176,435
Carlisle Companies Inc.	1,720,000	173,204
Danaher Corp.	1,709,448	148,756
Fastenal Co.	3,480,389	134,134
Robert Half International Inc.	2,627,000	134,056
Caterpillar Inc.	1,690,000	129,184
MTU Aero Engines AG3	1,177,559	105,579
J.B. Hunt Transport Services, Inc.	1,238,612	90,146
United Technologies Corp.	840,000	76,952
Honeywell International Inc.	700,000	69,489
Verisk Analytics, Inc., Class A1	900,000	65,772
Bureau Veritas SA3	2,256,040	51,465
United Parcel Service, Inc., Class B	328,000	32,029
		10,502,427
Energy 5.37%
EOG Resources, Inc.	19,651,600	1,538,917
Concho Resources Inc.[1,2]	7,699,684	832,798
Noble Energy, Inc.	21,081,321	704,327
Suncor Energy Inc.	17,247,520	488,479
Pioneer Natural Resources Co.	3,434,844	422,692
Range Resources Corp.	8,435,000	325,760
Schlumberger Ltd.	4,160,533	321,900
Apache Corp.	6,500,000	294,060
Cimarex Energy Co.	2,548,300	281,613
BG Group PLC[3]	18,139,000	274,430
Weatherford International PLC[1]	26,180,000	265,727
Enbridge Inc. (CAD denominated)	5,150,970	212,875
FMC Technologies, Inc.[1]	5,823,608	202,545
Southwestern Energy Co.[1]	11,754,000	190,885
Cabot Oil & Gas Corp.	6,994,712	165,565
Golar LNG Ltd.	4,028,000	156,850
Plains GP Holdings, LP, Class A	7,910,164	154,960
Canadian Natural Resources, Ltd.	6,346,000	143,021
Royal Dutch Shell PLC, Class B (ADR)	2,428,800	128,556
Tourmaline Oil Corp.[1]	3,961,200	100,265
CONSOL Energy Inc.	6,235,000	94,959
Cobalt International Energy, Inc.[1]	10,231,004	81,950
Murphy Oil Corp.	2,556,000	79,236
BP PLC[3]	5,158,500	28,288
BP PLC (ADR)	264,000	8,855
Paramount Resources Ltd.[1]	1,961,100	20,988
Peyto Exploration & Development Corp.	730,000	17,301
Oil States International, Inc.[1]	390,500	11,079
Baker Hughes Inc.	110,700	6,199
The Growth Fund of America — Page 5 of 9

Common stocks Energy (continued)	Shares	Value (000)
Chesapeake Energy Corp.	140,000	$1,093
Laricina Energy Ltd.[1,3,4]	950,000	72
		7,556,245
Consumer staples 4.70%
Philip Morris International Inc.	21,194,433	1,691,316
Costco Wholesale Corp.	11,133,183	1,559,202
Kroger Co.	22,045,370	760,565
Kerry Group PLC, Class A3	6,065,824	450,211
Coca-Cola Co.	8,020,400	315,362
Mead Johnson Nutrition Co.	3,532,100	276,705
Walgreens Boots Alliance, Inc.	2,950,000	255,323
Herbalife Ltd.[1]	4,186,400	241,011
Nestlé SA3	2,387,600	175,419
Glanbia PLC[3]	8,320,000	166,675
Sprouts Farmers Market, Inc.[1,2]	8,088,000	164,753
Pernod Ricard SA3	1,491,000	156,221
Whole Foods Market, Inc.	4,179,700	136,927
Avon Products, Inc.	21,720,000	112,727
British American Tobacco PLC[3]	1,680,000	89,439
Keurig Green Mountain, Inc.	1,039,779	58,851
		6,610,707
Materials 1.51%
Monsanto Co.	7,072,921	690,671
Praxair, Inc.	3,016,700	319,016
Celanese Corp., Series A	3,300,000	200,112
First Quantum Minerals Ltd.[2]	34,450,000	179,635
Syngenta AG3	510,000	176,474
Rio Tinto PLC[3]	4,682,000	169,540
LyondellBasell Industries NV	1,890,000	161,368
FMC Corp.	2,176,535	92,089
Dow Chemical Co.	1,430,000	62,577
ArcelorMittal[3]	5,491,699	42,518
Potash Corp. of Saskatchewan Inc.	1,284,000	33,384
		2,127,384
Telecommunication services 0.65%
SoftBank Group Corp.[3]	6,503,000	377,441
T-Mobile US, Inc.[1]	8,230,205	325,998
Zayo Group Holdings, Inc.[1]	7,372,018	206,195
		909,634
Utilities 0.11%
NRG Energy, Inc.	7,824,658	155,867
Miscellaneous 4.84%
Other common stocks in initial period of acquisition		6,821,572
Total common stocks (cost: $78,532,510,000)		128,242,337
The Growth Fund of America — Page 6 of 9

Preferred securities 0.00% Financials 0.00%	Shares	Value (000)
Fannie Mae, Series O, 7.00% noncumulative[1]	357,196	$2,965
Total preferred securities (cost: $6,671,000)		2,965
Rights & warrants 0.07% Financials 0.05%
JP Morgan Chase & Co., warrants, expire 2018[1]	2,350,000	53,110
Citigroup Inc., Class A, warrants, expire 2019[1]	25,500,000	14,841
		67,951
Energy 0.02%
Kinder Morgan, Inc., warrants, expire 2017[1]	19,097,300	25,399
Telecommunication services 0.00%
Broadview Networks Holdings, Inc., Series A1, warrants, expire 2020[1,3,4]	4,414	—
Broadview Networks Holdings, Inc., Series A2, warrants, expire 2020[1,3,4]	1,672	—
		—
Total rights & warrants (cost: $130,491,000)		93,350
Convertible stocks 0.18% Health care 0.10%
Stemcentrx, Inc., Series G, convertible preferred[2,3,4]	4,340,277	100,000
Acerta Pharma BV, Series B, convertible preferred[2,3,4]	3,043,477	34,848
		134,848
Consumer discretionary 0.08%
Uber Technologies, Inc., Series F, convertible preferred[2,3,4]	2,884,815	114,350
Total convertible stocks (cost: $249,350,000)		249,198
Short-term securities 8.49%	Principal amount (000)
Abbott Laboratories 0.15% due 10/20/2015[5]	$ 25,000	24,997
Apple Inc. 0.11%–0.13% due 10/8/2015–10/13/2015[5]	120,000	119,981
CAFCO, LLC 0.30% due 9/8/2015	25,000	24,999
Caterpillar Financial Services Corp. 0.14% due 10/13/2015	51,800	51,790
Chariot Funding, LLC 0.28%–0.32% due 10/9/2015–11/18/2015[5]	100,000	99,962
Chevron Corp. 0.13%–0.14% due 10/6/2015–11/10/2015[5]	225,900	225,842
Coca-Cola Co. 0.19%–0.28% due 10/9/2015–12/18/2015[5]	162,900	162,857
Emerson Electric Co. 0.11%–0.15% due 9/17/2015–10/19/2015[5]	158,600	158,585
Estée Lauder Companies Inc. 0.17% due 10/27/2015[5]	25,000	24,992
ExxonMobil Corp. 0.11% due 9/8/2015	50,000	49,999
Fannie Mae 0.09%–0.26% due 9/1/2015–2/10/2016	2,426,067	2,425,125
Federal Farm Credit Banks 0.09%–0.25% due 9/18/2015–3/24/2016	450,000	449,831
Federal Home Loan Bank 0.07%–0.26% due 9/1/2015–4/29/2016	4,762,174	4,761,028
Freddie Mac 0.10%–0.23% due 9/2/2015–2/8/2016	2,152,257	2,151,679
General Electric Capital Corp. 0.13%–0.23% due 9/14/2015–11/16/2015	136,900	136,863
IBM Corp. 0.11%–0.12% due 9/21/2015–9/24/2015[5]	90,000	89,996
John Deere Capital Corp. 0.12% due 9/14/2015[5]	50,000	49,998
John Deere Financial Ltd. 0.12% due 9/11/2015[5]	50,000	49,998
Johnson & Johnson 0.09% due 9/17/2015–9/22/2015[5]	119,900	119,896
The Growth Fund of America — Page 7 of 9

Short-term securities	Principal amount (000)	Value (000)
Jupiter Securitization Co., LLC 0.32%–0.42% due 11/23/2015–1/14/2016[5]	$175,000	$174,766
Microsoft Corp. 0.10%–0.15% due 9/9/2015–10/20/2015[5]	128,200	128,192
Paccar Financial Corp. 0.13%–0.15% due 10/1/2015–10/22/2015	64,200	64,189
PepsiCo Inc. 0.10% due 9/23/2015[5]	83,805	83,800
Pfizer Inc 0.14% due 9/10/2015[5]	12,475	12,475
Private Export Funding Corp. 0.26% due 9/23/2015[5]	28,000	27,997
United Parcel Service Inc. 0.10%–0.16% due 10/5/2015–11/10/2015[5]	210,000	209,962
United Technologies Corp. 0.20% due 11/20/2015[5]	17,000	16,992
Wal-Mart Stores, Inc. 0.09% due 9/14/2015[5]	40,000	39,999
Walt Disney Co. 0.15% due 10/26/2015[5]	23,810	23,805
Total short-term securities (cost: $11,959,575,000)		11,960,595
Total investment securities 99.82% (cost: $90,878,597,000)		140,548,445
Other assets less liabilities 0.18%		250,686
Net assets 100.00%		$140,799,131
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $11,082,931,000, which represented 7.87% of the net assets of the fund. This amount includes $10,342,862,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,845,092,000, which represented 1.31% of the net assets of the fund.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
First Data Holdings, Inc., Class B	6/26/2014	$225,000	$334,125.24%
Cloudera, Inc.	6/29/2015-8/27/2015	174,989	156,674.11
Uber Technologies, Inc., Series F, convertible preferred	5/22/2015	114,350	114,350.08
Stemcentrx, Inc., Series G, convertible preferred	8/14/2015	100,000	100,000.07
Acerta Pharma BV, Series B, convertible preferred	5/7/2015	35,000	34,848.02
Laricina Energy Ltd.	6/21/2011	41,523	72.00
Broadview Networks Holdings, Inc., Series A1, warrants, expire 2020	7/7/2000-3/6/2002	11,176	—	.00
Broadview Networks Holdings, Inc., Series A2, warrants, expire 2020	7/7/2000-3/6/2002	3,626	—	.00
Total private placement securities		$705,664	$740,069.52%
The Growth Fund of America — Page 8 of 9

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-005-1015O-S49150	The Growth Fund of America — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Growth Fund of America:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary schedule of investments, as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of August 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Growth Fund of America as of August 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 9, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 30, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 30, 2015